UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 30, 2015

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Avenue Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 453-6553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders.

The information contained in “Item 5.03 – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year” of this report is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2015, InspireMD, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) to (i) effect a one-for-ten reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.0001 per share (the “Common Stock”), and (ii) reduce the number of authorized shares of Common Stock from 125,000,000 to 50,000,000 (the “Authorized Reduction”), which Amendment became effective as of 12:00 a.m. Eastern Time on October 1, 2015. The Reverse Stock Split decreased the number of shares of issued and outstanding Common Stock from approximately 78,000,000 shares to approximately 7,800,000 shares. A copy of the Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

As announced by the Company in its Current Report on Form 8-K filed on September 9, 2015, at the Company’s annual meeting of stockholders held on September 9, 2015, stockholders authorized the board of directors of the Company to amend the Amended and Restated Certificate of Incorporation of the Company to effect the Reverse Stock Split and the Authorized Reduction.

As a result of the Reverse Stock Split, every ten shares of Common Stock outstanding automatically converted into one share of Common Stock, without any change in the par value per share. In addition, a proportionate adjustment was made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants to purchase shares of Common Stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be rounded up to the nearest whole share.

Common Stock will continue to trade on the NYSE MKT under the symbol “NSPR.” The new CUSIP number for Common Stock following the Reverse Stock Split is 45779A507.

Item 8.01 Other Events.

On October 1, 2015, the Company issued a press release announcing the effectiveness of the Reverse Stock Split and the Authorized Reduction. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
99.1	Press release dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: October 1, 2015	By:	/s/ Craig Shore
Name: Craig Shore Title: Chief Financial Officer